Exhibit 21.1

List of Subsidiaries of Washington Prime Group Inc.

The following is a list of subsidiaries of Washington Prime Group Inc. Washington Prime Group Inc. is not a subsidiary of any other corporation.

Name of Subsidiary	Jurisdiction

Arbor Walk Mall, LLC	Delaware

Arboretum Mall, LLC	Indiana

Bloomingdale Court, LLC	Delaware

Bowie Mall Company, LLC	Delaware

Boynton Beach Mall, LLC	Indiana

Brunswick Square Mall, LLC	Delaware

C.C. Altamonte Joint Venture	Indiana

C.C. Ocala Joint Venture	Indiana

C.C. Westland Joint Venture	Indiana

Charlottesville Fashion Square, LLC	Delaware

Charlottesville Lease Tract, LLC	Delaware

Chautauqua Mall, LLC	Indiana

Chesapeake Center, LLC	Indiana

Chesapeake Mall, LLC	Delaware

Chesapeake Theater, LLC	Delaware

Chesapeake-JCP Associates, Ltd.	Virginia

Clay Terrace Partners, LLC	Delaware

Coral Springs Joint Venture	Indiana

CT Partners, LLC	Indiana

Dare Center, LLC	Indiana

Downeast Associates Limited Partnership	Connecticut

Edison Mall, LLC	Indiana

Empire East, LLC	Delaware

Fairfax Court Limited Partnership	Indiana

Fairfield Town Center, LLC	Indiana

Forest Mall, LLC	Delaware

Forest Plaza, LLC	Delaware

Gaitway Plaza, LLC	Delaware

Gateway Square, LLC	Indiana

Greenwood Plus Center, LLC	Indiana

Gulf View Square, LLC	Indiana

Highland Lakes Center, LLC	Delaware

Name of Subsidiary	Jurisdiction

Keystone Shoppes, LLC	Indiana

KI-Henderson Square Associates, L.P.	Pennsylvania

KI-Henderson Square Associates, LLC	Pennsylvania

KI-Whitemak Associates, LLC	Pennsylvania

Knoxville Center, LLC	Delaware

Lakeline Plaza, LLC	Delaware

Lakeline Village, LLC	Indiana

Lakeview Plaza (Orland), LLC	Delaware

Lima Center, LLC	Indiana

Lincoln Crossing, LLC	Indiana

Lincolnwood Town Center, LLC	Delaware

Lindale Mall, LLC	Delaware

Mall at Cottonwood, LLC	Delaware

Mall at Great Lakes, LLC	Delaware

Mall at Irving, LLC	Indiana

Mall at Jefferson Valley, LLC	Indiana

Mall at Lake Plaza, LLC	Indiana

Mall at Lima, LLC	Indiana

Mall at Longview, LLC	Indiana

Mall at Valle Vista, LLC	Delaware

Maplewood Mall, LLC	Indiana

Marketplace at Concord Mills, LLC	Delaware

Markland Mall, LLC	Delaware

Markland Plaza, LLC	Indiana

Martinsville Plaza, LLC	Indiana

Masterventure Limited Partnership	Indiana

Matteson Plaza, LLC	Indiana

Melbourne Square, LLC	Indiana

MOG Crossing, LLC	Delaware

MSA/PSI Altamonte Limited Partnership	Indiana

MSA/PSI Ocala Limited Partnership	Indiana

MSA/PSI Westland Limited Partnership	Indiana

Muncie Mall, LLC	Delaware

Muncie Plaza, LLC	Delaware

North Ridge Shopping Center, LLC	Delaware

Name of Subsidiary	Jurisdiction

Northlake Mall, LLC	Delaware

Northwoods Ravine, LLC	Delaware

Northwoods Shopping Center, LLC	Indiana

Oak Court Mall, LLC	Delaware

Orange Park Mall, LLC	Indiana

Paddock Mall, LLC	Indiana

Palms Crossing II, LLC	Delaware

Palms Crossing Town Center, LLC	Delaware

Plaza at Buckland Hills, LLC	Delaware

Plaza at Countryside, LLC	Indiana

Plaza at New Castle, LLC	Indiana

Plaza at Northwood, LLC	Indiana

Plaza at Tippecanoe, LLC	Indiana

Port Charlotte Land LLC	Delaware

Port Charlotte Mall LLC	Delaware

Port Charlotte-JCP Assocaites, Ltd.	Florida

Richardson Square, LLC	Indiana

Richmond Town Square Mall, LLC	Delaware

River Oaks Center, LLC	Indiana

Rockaway Town Court, LLC	Indiana

Rockaway Town Plaza, LLC	Indiana

Rolling Oaks Mall, LLC	Delaware

Royal Eagle Limited Partnership	Indiana

Sanford Investors	Florida

Seminole Towne Center Limited Partnership	Indiana

Seminole-TRS Mall Limited Partnership	Indiana

SEM-TRS Peripheral Limited Partnership	Indiana

Shops at Northeast Mall, LLC	Indiana

Simon MV, LLC	Delaware

SM Mesa Mall, LLC	Delaware

SM Rushmore Mall, LLC	Delaware

SM Southern Hills Mall, LLC	Delaware

Southern Park Mall, LLC	Indiana

SPG Anderson Mall, LLC	Delaware

SPG Seminole, LLC	Delaware

Name of Subsidiary	Jurisdiction

St. Charles Towne Plaza, LLC	Delaware

St. Charles TP Finance, LLC	Delaware

Sunland Park Mall, LLC	Indiana

The Square at Charles Towne, LLC	Indiana

Topeka Mall Associates, L.P.	Indiana

Town Center at Aurora, LLC	Delaware

Town West Square, LLC	Delaware

University Park Mall CC, LLC	Delaware

University Town Plaza, LLC	Indiana

Village Developers Limited Partnership	Indiana

Village Park Plaza, LLC	Delaware

Villages at MacGregor, LLC	Indiana

Virginia Center Commons, LLC	Indiana

Washington Plaza, LLC	Indiana

Washington Prime Group, L.P.	Indiana

Washington Prime Management Associates, LLC	Indiana

Waterford Lakes Town Center, LLC	Indiana

West Ridge Mall, LLC	Delaware

West Town Corners, LLC	Delaware

Westminster Mall LLC	Delaware

White Oaks Plaza, LLC	Delaware

Whitemak Associates	Pennsylvania

WPG Management Associates, Inc.	Indiana

WPG Rockaway Commons, LLC	Indiana

WPG Wolf Ranch, LLC	Indiana